Exhibit 99.1

Blue Apron Q2’22 Presentation August 8, 2022

2 Disclaimers: Forward Looking Statements and Use of Non-GAAP Information This presentation includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. Blue Apron has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions including, without limitation, the company's ability to operate as a going-concern in the event that the pending financing and gift card transaction described in this presentation do not close on the expected terms, the company’s expectations regarding its expenses and revenue, its ability to grow adjusted EBITDA and achieve or maintain profitability, the sufficiency of the company’s cash resources, the company’s needs for additional financing; the company’s ability, including the timing and extent, to sufficiently manage costs and to fund investments in its operations in amounts necessary to maintain compliance with financial, environmental, sustainability and corporate governance (“ESG”), and other covenants under its indebtedness while continuing to support the execution and acceleration of its growth strategy on the company’s anticipated timelines; the company’s ability to adopt a share repurchase program in the future based on the company’s cash resources and needs, operating results, and other relevant factors; the company’s ability, including the timing and extent, to successfully support the execution of its growth strategy and to meet its outlook forecasts (including the ability to successfully increase marketing and technology improvements on the planned timeline, if at all), cost-effectively attract new customers and retain existing customers, including its ability to sustain any increase in demand resulting from both its growth strategy or the COVID-19 pandemic, and its ability to continue to expand its product offerings and distribution channels, and to continue to execute operational efficiency practices; the company’s expectations regarding, and the stability of, its supply chain, including potential shortages, interruptions and/or increased costs in the supply or delivery of ingredients, and parcel and freight carrier interruptions or delays and/or higher freight or fuel costs, as a result of inflation or otherwise; changes in consumer behaviors, tastes and preferences that could lead to changes in demand, including as a result of, among other things the impact of inflation or other macroeconomic factors, and to some extent, long-term impacts on consumer behavior and spending habits;

3 the company’s ability to attract and retain qualified employees and personnel in sufficient numbers; any material and adverse impact of the COVID-19 pandemic or any future surges, including as a result of new variants and subvariants of the virus, on the company’s operations and results, such as challenges in employee recruiting and retention, any prolonged closures, or series of temporary closures, of one or both of its fulfillment centers, supply chain or carrier interruptions or delays, and any resulting need to cancel or shift customer orders; the company’s ability to effectively compete; the company’s ability to maintain and grow the value of its brand and reputation; the company’s ability to achieve its ESG goals in its anticipated timeframe, if at all; the company’s ability to maintain food safety and prevent food-borne illness incidents and its susceptibility to supplier-initiated recalls; the company’s ability to comply with modified or new laws and regulations applying to its business, or the impact that such compliance may have on its business; the company’s vulnerability to adverse weather conditions, natural disasters, wars, and public health crises, including pandemics; the company’s ability to protect the security and integrity of its data and protect against data security risks and breaches; the company’s ability to obtain and maintain intellectual property protection; and other risks more fully described in the company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 25, 2022, the company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 filed with the SEC on May 9, 2022 , the company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 filed with the SEC on August 8, 2022, and in other filings that the company may make with the SEC in the future. The company assumes no obligation to update any forward-looking statements contained in this presentation , whether as a result of any new information, future events, or otherwise. This presentation also includes adjusted EBITDA, which is a non-GAAP financial measure that is not prepared in accordance with, nor an alternative to, financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, this non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation of this measure to the most directly comparable GAAP measure is included in the Appendix to this presentation. Disclaimers: Forward Looking Statements and Use of Non-GAAP Information

Linda Findley President, Chief Executive Officer

5 (1) We define Average Order Value as our net revenue from our meal, wine and market products sold on our e-commerce platforms in a given reporting period divided by the number of Orders in that period (2) We define Orders as the number of paid orders by our Customers across our meal, wine and market products sold on our e-commerce platforms in any reporting period, inclusive of orders that may have eventually been refunded or credited to customers (3) We define Orders per Customer as the number of Orders in a given reporting period divided by the number of Customers in that period (4) We determine our number of Customers by counting the total number of individual customers who have paid for at least one Order from Blue Apron across our meal, wine or market products sold on our ecommerce platforms in a given reporting period (5) We define Average Revenue per Customer as our net revenue from our meal, wine and market products sold on our e-commerce platforms in a given reporting period divided by the number of Customers in that period 6 SECOND QUARTER 2022 RECAP $67.14 Average Order Value +7% YoY (1)(2) 349,000 Customers 4.9 Orders Per Customer(3)(4) $328 Average Revenue Per Customer(5) +0.2% YoY Revenue Growth

6 “Being a Hero” TV and Connected TV Series “Expect the Unexpected” Online Video Series NATIONAL BRAND CAMPAIGN DRIVING WEBSITE VISITORS 7 Total Weekly Unique Site Visits +14% vs. Q1 2022 +33% vs. Q2 2021

7 $9.99 per serving (not including shipping) 2-Servings, 3 Times Per Week

CONFIDENTIAL RECREATING RECIPE AT GROCERY STORE CAN COST MUCH MORE Cincinnati * Cost of 2 servings, including shipping We compared the cost of recreating the recipe on the prior page by buying the ingredients individually at these stores. Not included: Grocery delivery can add $5-10 in delivery fees, and can cost more in higher ingredient prices San Francisco 8 Cost of 2 Servings *

HIGHLY FAVORABLE PRICING VS. CASUAL RESTAURANTS* San Francisco Cincinnati * No taxes, tips, or restaurant delivery fees included ** Cost of 2 servings, including shipping 9 ** Cost of 2 Servings

10 The Next Course Focus on achieving long-term sustainable growth 1 Build curated customer experiences and expand market share in key segments 2 Create a scalable platform by optimizing tech and operational infrastructure 3 Drive sustainable profit by executing on our ESG initiatives 10

11 EXPANDING EXISTING PARTNERSHIPS & COLLABORATIONS WITH LEADING BRANDS 11

12 NEW PRODUCT LAUNCHES New Breakfast Offering ● Recipes designed to be ready in < 15 mins ● Classic breakfast ingredients with elevated twist Seasonal Meal Kits ● Recipe formats that feature ‘best of the season’ proteins, produce and ingredients ● Launched with Summer Lobster Box on June 10 Ready to Cook Meals ● Newest offering launched July 29 features pre-portioned, pre-chopped ingredients and a recyclable aluminum tray

13 With leading brands OPTIMIZING TECHNOLOGY AND OPERATIONAL INFRASTRUCTURE Expand e-commerce offering while keeping subscription at the core Scale operations with minimal capital investment 13

14 ● Locked in price for carbon offsets for estimated 2023 and 2024 emissions as part of path to net zero(1) ENVIRONMENTAL SOCIAL GOVERNANCE ● Rated as a “Progress Leader” in Mercy For Animals’ 2022 “Count Your Chickens Report” that looks at improving broiler welfare in corporate supply chains. ● Added 2 independent directors on our path to meet racial and gender diversity goals in Q1 (1) Based on our initial carbon footprint analysis ESG INITIATIVES 14

15 Randy Greben Chief Financial Officer 15

16 2Q22 PERFORMANCE Net Revenue ($M) $124.2 Million +0.2% vs 2Q21 16

17 3.8% 3.0% -2.4% YoY Growth -7.4% -5.6% -1.9% Average Revenue Per Customer (1) Orders Per Customer (2) Average Order Value (3) (4) -0.4% -5.7% 6.4% -3.1% 2.2% -0.2% -0.6% -7.5% 7.0% 2Q22 KPI PERFORMANCE 17 (1) We define Average Revenue per Customer as our net revenue from our meal, wine and market products sold on our e-commerce platforms in a given reporting period divided by the number of Customers in that period (2) We define Orders per Customer as the number of Orders in a given reporting period divided by the number of Customers in that period (3) We define Average Order Value as our net revenue from our meal, wine and market products sold on our e-commerce platforms in a given reporting period divided by the number of Orders in that period (4) Q3 2020 KPIs were negatively impacted by approximately $2.0 million of credits issued for customer boxes affected by a voluntary recall of onions supplied to the company, while Q2 2021 KPIs reflect the benefit from the recovery of such credits

18 BALANCE SHEET ENHANCEMENTS 18 ● Lowered cost of debt by 160 basis points ● Extended maturity out to 2027 ● Removed warrant coverage obligation $30 Million Debt Refinancing Completed in April 2022 Upsized Equity Financing with RJB Partners ● Increased second closing from $20 million to $50 million ● Amended purchase price to $5.00 per share ● $25 million of proceeds to be used for strategic purposes, including potential share repurchases ● Expected to close 8/31/2022

19 (1) Represents net revenue less cost of goods sold, excluding depreciation and amortization, as a percentage of net revenue 2Q22 PERFORMANCE Variable Margin(1) 34.7% -270 bps YoY PTG&A ($M) $38.5 Million +4.6% YoY % of Net Revenue 36.7% 29.7% 32.1% 31.0% 34.4% 19

20 Net Loss ($M) $(23.1) Million Strategic increase in marketing in Q4 2021 / Q1 2022 2Q22 PERFORMANCE Q2 ‘21 Q3 ‘21 Q4‘21 Q1‘22 Q2 ‘22 $ (23) Q2 ‘21 Q3‘21 Q4‘21 Q1 ‘22 Adjusted EBITDA ($M)(¹) $(15.5) Million Q2 ‘22 20 (1) Adjusted EBITDA is defined as net income (loss) before interest income (expense), net, other operating expense, gain (loss) on extinguishment of debt, other income (expense), net, benefit (provision) for income taxes, depreciation and amortization and share-based compensation expense. See appendix for reconciliation of net income (loss) to Adjusted EBITDA

Q&A

Appendix: Adjusted EBITDA Reconciliation

24 Reconciliation of Quarterly Net Income (Loss) to Adjusted EBITDA Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 (in millions) Net income (loss) $(16) $(19) $(28) $(26) $(38) $(23) Share-based compensation 2 3 2 2 2 2 Depreciation and amortization 6 6 6 5 5 5 Gain (loss) on extinguishment of debt - 4 - - - (1) Interest (income) expense, net 2 3 2 2 2 1 Other (income) expense - (1) 6 (1) (2) 0 Provision (benefit) for income taxes 0 0 0 0 0 0 Adjusted EBITDA $(6) $(4) $(12) $(18) $(31) $(16)